GOLDMAN SACHS TRUST

Class A Shares, Class C Shares, Institutional Shares, Investor Shares, Class R Shares and Class R6 Shares of the

Goldman Sachs Dynamic U.S. Equity Fund

(the “Fund”)

Supplement dated August 31, 2017 to the

Prospectus, Summary Prospectus, and Statement of Additional Information (the “SAI”),

each dated April 28, 2017, each as supplemented to date

IMPORTANT NOTICE REGARDING CHANGE IN INVESTMENT POLICY

The Board of Trustees of the Goldman Sachs Trust (the “Board”) recently approved changes to the Fund’s name, principal investment strategy and contractual management fee rate. These changes will be effective after the close of business on October 31, 2017.

The Fund’s name will change to the “Goldman Sachs Blue Chip Fund.” The Fund will invest, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments of “blue chip” companies. Blue chip companies are companies that, in the view of Goldman Sachs Asset Management, L.P. (the “Investment Adviser”), enjoy strong market positions, seasoned management teams, solid financial fundamentals and high-quality reputations. Although blue chip companies generally have large or medium market capitalizations, the Investment Adviser may invest in companies that it believes have good, long-term prospects to become well-known, established or blue chip companies. The Fund may continue to invest up to 20% of its Net Assets in foreign securities.

The Fund’s contractual management fee rate will be lowered from 0.70% to 0.55% of the Fund’s average daily net assets.

Accordingly, after the close of business on October 31, 2017, the Fund’s Prospectus, Summary Prospectus, and SAI are revised as follows:

All references in the Prospectus, Summary Prospectus, and SAI to the “Goldman Sachs Dynamic U.S. Equity Fund” are replaced with “Goldman Sachs Blue Chip Fund.”

The following replaces in its entirety the “Annual Fund Operating Expenses” table and its related footnotes in the “Goldman Sachs Dynamic U.S. Equity Fund—Summary—Fees and Expenses of the Fund” section of the Prospectus and the “Fees and Expenses of the Fund” section of the Summary Prospectus:

	Class A		Class C	Institutional		Investor		Class R		Class R6
Annual Fund Operating Expenses (expenses that you pay each year as a percentage of the value of your investment):
Management Fees[2]	0.55%		0.55%	0.55%		0.55%		0.55%		0.55%
Distribution and/or Service (12b-1) Fees	0.25%		0.75%	None		None		0.50%		None
Other Expenses	2.64%		2.87%	2.46%		2.83%		2.49%		2.45%
Service Fees	Non	e	0.25%	Non	e	Non	e	Non	e	Non	e
All Other Expenses	2.64%		2.62%	2.46%		2.83%		2.49%		2.45%
Total Annual Fund Operating Expenses	3.44%		4.17%	3.01%		3.38%		3.54%		3.00%
Fee Waiver and Expense Limitation[3]	(2.41)%		(2.39)%	(2.34)%		(2.60)%		(2.26)%		(2.33)%
Total Annual Fund Operating Expenses After Fee Waiver and Expense Limitation[3]	1.03%		1.78%	0.67%		0.78%		1.28%		0.67%

[2]	The Fund’s “Management Fees” have been restated to reflect current fees.
[3]	The Investment Adviser has agreed to reduce or limit “Other Expenses” (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees, taxes, interest, brokerage fees, shareholder meeting, litigation, indemnification and extraordinary expenses) to 0.084% of the Fund’s average daily net assets. Additionally, Goldman Sachs & Co. LLC (“Goldman Sachs”), the Fund’s transfer agent, has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.03% as an annual percentage rate of the average daily net assets attributable to Class A, Class C, Investor, and Class R Shares of the Fund. These arrangements will remain in effect through at least April 28, 2018, and prior to such date, the Investment Adviser may not terminate the arrangements without the approval of the Board of Trustees.

The following replaces in its entirety the table in the “Goldman Sachs Dynamic U.S. Equity Fund—Summary—Expense Example” section of the Prospectus and “Expense Example” section of the Summary Prospectus:

	1 Year	3 Years	5 Years	10 Years
Class A Shares	$649	$1,336	$2,044	$3,913
Class C Shares
– Assuming complete redemption at end of period	$281	$1,049	$1,931	$4,202
– Assuming no redemption	$181	$1,049	$1,931	$4,202
Institutional Shares	$68	$709	$1,375	$3,161
Investor Shares	$80	$796	$1,535	$3,491
Class R Shares	$130	$875	$1,642	$3,660
Class R6 Shares	$68	$707	$1,371	$3,152

The following replaces in its entirety the “Goldman Sachs Dynamic U.S. Equity Fund—Summary—Principal Strategy” section of the Prospectus and “Principal Strategy” section of the Summary Prospectus:

The Fund invests, under normal circumstances, at least 80% of its net assets plus any borrowings for investment purposes (measured at the time of purchase) (“Net Assets”) in a diversified portfolio of equity investments of “blue chip” companies. Blue chip companies are companies that, in the Investment Adviser’s view, enjoy strong market positions, seasoned management teams, solid financial fundamentals and high-quality reputations. Although blue chip companies generally have large or medium market capitalizations, the Investment Adviser may invest in companies that it believes have good, long-term prospects to become well-known, established or blue chip companies. The Fund may also invest up to 20% of its Net Assets in foreign securities.

The Fund’s portfolio managers combine ideas from the Goldman Sachs Asset Management Growth and Value Teams to provide broad U.S. equity market exposure using securities of “blue chip” companies of any investment style. The Goldman Sachs Asset Management Growth Team uses fundamental research to identify strong business franchises with favorable long-term growth prospects, excellent management and high-quality reputations. Investment criteria include dominant market share, positive free cash flow, enduring competitive advantages and sustainable growth. The process also includes a valuation component. The Goldman Sachs Asset Management Value Team’s philosophy is based on the belief that all successful investing should thoughtfully weigh two important attributes of a stock: price and prospects. The team uses a strong valuation discipline to purchase well-positioned, cash-generating businesses run by shareholder-oriented management teams.

The Fund’s equity investment process involves: (1) using multiple industry-specific valuation metrics to identify real economic value and company potential in stocks, screened by valuation, profitability and business characteristics; (2) conducting in-depth company research and assessing overall business quality; and (3) buying those securities that a sector portfolio manager recommends, taking into account feedback from the rest of the portfolio management team. The Investment Adviser may decide to sell a position for various reasons, including valuation and price considerations, readjustment of the Investment Adviser’s outlook based on subsequent events, the Investment Adviser’s ongoing assessment of the quality and effectiveness of management, if new investment ideas offer the potential for better risk/reward profiles than existing holdings, or for risk management purposes. In addition, the Investment Adviser may sell a position in order to meet shareholder redemptions.

The Fund may also, but does not currently intend to, invest in fixed income securities, including government, corporate and bank debt obligations.

The Fund’s benchmark index is the S&P 500® Index.

The paragraph titled “Mid-Cap and Small-Cap Risk” in the section “Goldman Sachs Dynamic U.S. Equity Fund—Summary—Principal Risks of the Fund” in the

Prospectus and “Principal Risks of the Fund” in the Summary Prospectus is deleted in its entirety.

The following replaces in its entirety the first paragraph under “Goldman Sachs Dynamic U.S. Equity Fund—Summary—Performance” in the Prospectus and “Performance” in the Summary Prospectus:

The bar chart and table below provide an indication of the risks of investing in the Fund by showing: (a) changes in the performance of the Fund’s Class A Shares from year to year; and (b) how the average annual total returns of the Fund’s Class A, Class C, Institutional, Investor, Class R and Class R6 Shares compare to those of a broad-based securities market index. Between May 1, 2015 through October 31, 2017, the Fund had been known as the Goldman Sachs Dynamic U.S. Equity Fund and, since the Fund’s inception through April 30, 2015, the Fund had been known as the Goldman Sachs U.S. Equity Fund, and certain of its strategies differed. Performance information set forth below prior to October 31, 2017 reflects the Fund’s former strategies. The Fund’s past performance, before and after taxes, is not necessarily an indication of how the Fund will perform in the future. Updated performance information is available at no cost at www.gsamfunds.com/performance or by calling the appropriate phone number on the back cover of the Prospectus.

The following replaces in its entirety the “Investment Management Approach—Principal Investment Strategies—Dynamic U.S. Equity Fund” section of the Prospectus:

The Fund invests, under normal circumstances, at least 80% of its Net Assets in a diversified portfolio of equity investments of “blue chip” companies. Blue chip companies are companies that, in the Investment Adviser’s view, enjoy strong market positions, seasoned management teams, solid financial fundamentals and high-quality reputations. Although blue chip companies generally have large or medium market capitalizations, the Investment Adviser may invest in companies that it believes have good, long-term prospects to become well-known, established or blue chip companies. The Fund seeks to achieve its investment objective by investing in a diversified portfolio of equity investments of “blue chip” companies that are considered by the Investment Adviser to have, among other things, enduring competitive advantages and attractive valuations. Although the Fund invests primarily in publicly traded U.S. securities, it may invest up to 20% of its Net Assets in foreign securities, including securities quoted in foreign currencies. Shareholders will be provided with sixty days’ notice in the manner prescribed by the Securities and Exchange Commission (“SEC”) before any change in the Fund’s policy to invest at least 80% of its Net Assets in the particular type of investment suggested by its name.

The Fund may also, but does not currently intend to, invest in fixed income securities, such as government, corporate and bank debt obligations.

The Fund’s benchmark is the S&P 500® Index. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices.

The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index.

The following replaces in its entirety the “Risks of the Funds” chart with respect to the Fund in the Prospectus:

✓	Principal Risk
•	Additional Risk

Blue Chip Fund

Credit/Default	•

Derivatives	•

Emerging Countries

Foreign	✓

Geographic	•

Initial Public Offering (“IPO”)	•

Interest Rate	•

Investment Style	✓

Large Shareholder Transactions	✓

Liquidity	•

Management	•

Market	✓

Master Limited Partnerships	•

Mid-Cap and Small-Cap	•

NAV	•

Non-Diversification

Non-Investment Grade Fixed Income Securities

Pre-IPO Investments

Stock	✓

U.S. Government Securities	•

The following replaces the “Dynamic U.S. Equity Fund” row in the table in the “Service Providers—Management Fees and Other Expenses” section of the Prospectus and the footnotes to the table:

Fund	Contractual Management Fee Annual Rate	Average Daily Net Assets	Actual Rate For the Fiscal Year Ended August 31, 2016*
Blue Chip	0.55%	First $1 Billion	0.70%
	0.50%	Next $1 Billion
	0.47%	Next $3 Billion
	0.46%	Next $3 Billion
	0.45%	Over $8 Billion

The following is added as a new second paragraph below the table in the “Service Providers—Management Fees and Other Expenses” section of the Prospectus:

Prior to November 1, 2017, the management fee rates for the Blue Chip Fund were 0.70% on the first $1 billion of average daily net assets, 0.63% on the next $1 billion of average daily net assets, 0.60% on the next $3 billion of average daily net assets, 0.59% on the next $3 billion of average daily net assets, and 0.58% on amounts over $8 billion of average daily net assets.

The following replaces the row for the Dynamic U.S. Equity Fund in the contractual rate table in the “Management Services” section of the Fund’s SAI:

Fund	Contractual Rate	Actual Rate for the Fiscal Year Ended August 31, 2016
Blue Chip Fund	0.55% on the first $1 billion	0.70%**
0.50% on the next $1 billion
0.47% on the next $3 billion
0.46% on the next $3 billion
0.45% over $8 billion

The following is added as a new footnote to the contractual rate table in the “Management Services” section of the Fund’s SAI:

**	Prior to November 1, 2017, the management fee rates for the Blue Chip Fund were 0.70% on the first $1 billion of average daily net assets, 0.63% on the next $1 billion of average daily net assets, 0.60% on the next $3 billion of average daily net assets, 0.59% on the next $3 billion of average daily net assets, and 0.58% on amounts over $8 billion of average daily net assets.

This Supplement should be retained with your Prospectus, Summary Prospectus, and SAI for future reference.

EQG13INVPLCY 08-17